Exhibit 10.4

Second Amended and Restated Proxy Agreement and Power of Attorney

This Second Amended and Restated Proxy Agreement and Power of Attorney (this “Agreement”) is executed on October 28, 2020 by and among:

(1)	Guangzhou Yatsen Global Co., Ltd. (the “WFOE”), a wholly foreign owned enterprise incorporated under the laws of the People’s Republic of China (the “PRC” or “China”);

(2)	Huizhi Weimei (Guangzhou) Trading Co., Ltd. (the “Company”), a limited liability company incorporated under the laws of the PRC;

(3)	Jinfeng HUANG, a PRC citizen (PRC ID No.: ******);

(4)	Huiyue (Guangzhou) Trading Limited Partnership, a limited partnership established under the laws of the PRC (together with Jinfeng HUANG, the “Existing Shareholders”).

The above parties shall be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

(A)

WHEREAS, the Company increased its registered capital from RMB 1 million to RMB 10 million on July 15, 2020, and the newly increased registered capital in an amount of RMB 9 million (the “Newly Increased Registered Capital”) was subscribed by the Existing Shareholders (“Capital Increase”). The Existing Shareholders collectively own 100% of the equity interest in the Company.

(B)

WHEREAS, the WFOE and the Company entered into the Exclusive Business Cooperation Agreement on July 26, 2019 (the “Exclusive Business Cooperation Agreement”), pursuant to which the Company shall pay service fees to the WFOE for the services provided by the WFOE.

(C)	WHEREAS, the WFOE, the Company and the Existing Shareholders entered into the Second Amended and Restated Equity Pledge Agreement on October 28, 2020 (the “Equity Pledge Agreement”).

(D)	WHEREAS, the WFOE, the Company and the Existing Shareholders entered into the Second Amended and Restated Exclusive Call Option Agreement on October 28, 2020 (the “Exclusive Call Option Agreement”).

(E)

WHEREAS, the WFOE, the Company, Jinfeng HUANG and other parties entered into the Amended and Restated Proxy Agreement and Power of Attorney dated March 25, 2020 (the “Original Agreement”). The Parties agree to amend and restate the Original Agreement through consultations, and this Agreement shall supersede the Original Agreement and the matters set forth in the Original Agreement shall be governed by this Agreement, and the Original Agreement shall terminate.

THEREFORE, the Parties agree as follows:

AGREEMENT

Article 1

Each Existing Shareholder hereby irrevocably entrusts the WFOE (the “Proxy”, including any substitute proxy in accordance with this Agreement) to, on their behalf, exercise any and all rights entitled to such Existing Shareholders with respect to their equity interest (including the equity interest acquired by the Existing Shareholders in the Company through capital increase, equity transfer or other methods after the execution of this Agreement) in the Company under relevant laws and regulations and the articles of association of the Company, including without limitation the rights set forth below (collectively, the “Existing Shareholder Rights”):

(a)	convene and attend shareholders meetings of the Company;

(b)	execute and deliver any written resolutions in the name and on behalf of the Existing Shareholders;

(c)

vote in person or by proxy on any matter to be discussed at the Company’s shareholder meetings (including but not limited to any sale, transfer, mortgage, pledge or disposition of any or all of the Company’s assets);

(d)	sell, transfer, pledge or dispose of any or all of the equity interest in the Company;

(e)	nominate, appoint or remove directors of the Company, if necessary;

(f)	supervise the performance of the Company;

(g)	access to the Company’s financial information at any time;

(h)

institute shareholders litigations or other legal actions against any director or senior officer of the Company where such director or senior officer’s conduct prejudices the interests of the Company or the Existing Shareholders;

(i)	approve the annual budget or declare dividend distribution; and

(j)	any other rights conferred on the Existing Shareholders by the articles of association of the Company or relevant laws and regulations.

The Existing Shareholders further agree and undertake that they shall not exercise any of their Existing Shareholder Rights without the prior written consent of the WFOE.

Article 2

The WFOE agrees to accept the entrustment to become the Proxy; the WFOE shall have the right to, in its sole discretion, to appoint one or more substitute candidates to exercise any or all rights of the Proxy hereunder, and the WFOE shall also have the right to revoke its appointment of such substitute candidates in its sole discretion, and neither prior notice to the Company or the Existing Shareholders nor consent or instruction from the Company or the Existing Shareholders is required for the WFOE to make or revoke such appointment.

Article 3

The Company confirms, acknowledges and agrees that the Proxy can exercise any and all the rights of the Existing Shareholders on their behalf. The Company further confirms and acknowledges that any action having been done or to be done, any decision having been made or to be made, any instrument or other documents having been executed or to be executed by the Proxy, shall have the same legal force and effect as if they had been done, made or executed by the Existing Shareholders in person.

Article 4

(a) The Existing Shareholders hereby agree that, in the event of any increase in the Existing Shareholders’ equity interest in the Company, whether or not by additional increase in capital, the increased equity interest held by any of the Existing Shareholder shall be subject to the provisions of this Agreement, and the Proxy shall have the right, on behalf of the Existing Shareholders, to exercise the Existing Shareholder Rights as set forth in Article 1 hereof with respect to any increased equity interest; likewise, if any person acquires any equity interest in the Company, whether by voluntary transfer, transfer in accordance with the laws, compulsory auction or any other means, all equity interest acquired by such transferee in the Company shall remain subject to the provisions of this Agreement, and the Proxy shall have the right to continue exercising the Existing Shareholder Rights as set forth in Article 1 hereof with respect to such equity interest.

(b) For avoidance of doubt, if the Existing Shareholders are required to transfer their equity interest to the WFOE or its designated persons in accordance with the Exclusive Call Option Agreement and the Equity Pledge Agreement (including future amended agreements) entered into by them, the Proxy shall have the right to execute the equity transfer agreements and other relevant agreements on behalf of the Existing Shareholders, and perform all the obligations of the Existing Shareholders under the Exclusive Call Option Agreement and the Equity Pledge Agreement. If so requested by the WFOE, the Existing Shareholders shall execute any documents, affix their official seals and/or other seals, and take any other contractual actions necessary to complete the foregoing equity transfers. The Existing Shareholders shall ensure the completion of such equity transfers, and urge any transferees to enter into an agreement with the WFOE in substantially the same form and substance as this Agreement.

Article 5

The Existing Shareholders further agree and undertake to the WFOE that if the Existing Shareholders, due to their equity interest in the Company, receive any dividends, interests, any other forms of capital distribution, residual assets after liquidation, or income or consideration arising from the transfer of equity interest in the Company, they shall pay all such dividends, interests, capital distribution, assets, income or consideration to the WFOE to the extent permitted by the laws, without claiming any compensation therefor.

Article 6

The Existing Shareholders hereby authorize the Proxy to exercise the Existing Shareholder Rights in its absolute discretion without any futher oral or written instruction from the Existing Shareholders. The Existing Shareholders undertake to approve and acknowledge any lawful action done, or caused to be done by the Existing Shareholders, by the Proxy or any substitute proxy or agent appointed by the Proxy in accordance with this Agreement.

Article 7

This Agreement, upon due execution by the Parties, shall become effective from the date of execution specified herein and continue to be effective during the existence of the Company. Without the prior written consent of the WFOE, the Existing Shareholders shall not amend or terminate this Agreement or revoke its appointment of the Proxy. This Agreement shall be binding upon the successors and assignees of the Parties. All Parties further agree that regarding the Newly Increased Registered Capital, the rights the WFOE enjoy under this Agreement shall be binding upon all parties retrospectively upon the date when the Capital Increase was completed.

Article 8

This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof.

Article 9

This Agreement shall be construed in accordance with and governed by the PRC laws.

Article 10

Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission, and the arbitration shall be conducted in accordance with the commission’s arbitration rules in effect at the time of applying for arbitration. The arbitral award shall be final and binding on the Parties. The arbitration place is in Beijing.

Article 11

This Agreement shall be executed by the Parties in four (4) originals, and each Party shall hold one original. All originals shall have the same legal effect. This Agreement may be executed in one or more counterparts.

Article 12

If the SEC (U.S. Securities and Exchange Commission) or any other regulatory authority proposes any revising suggestions to this Agreement, or there is any change in the listing rules or related requirements of the SEC in connection with this Agreement, the Parties shall amend this Agreement accordingly.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

Guangzhou Yatsen Global Co., Ltd.
(Seal)

By:	/s/ Jinfeng HUANG
Name: Jinfeng HUANG
Title: Legal Representative

Huizhi Weimei (Guangzhou) Trading Co., Ltd.
(Seal)

By:	/s/ Jinfeng HUANG
Name: Jinfeng HUANG
Title: Legal Representative

Jinfeng HUANG

By:	/s/ Jinfeng HUANG

Huiyue (Guangzhou) Trading Limited Partnership
(Seal)

By:	/s/ Jinfeng HUANG
Name: Jinfeng HUANG
Title: Authorized Signatory

Signature Page to Second Amended and Restated Proxy Agreement and Power of Attorney

Power of Attorney

I, Jinfeng HUANG, a citizen of the People’s Republic of China (the “PRC” or “China”) with ID No. ******, the holder of certain registered capital of Huizhi Weimei (Guangzhou) Trading Co., Ltd. (the “Company”) (“My Equity Interest”, including the equity interest acquired by me in the Company through capital increase, equity transfer or other methods after the execution of this Agreement), on October 28, 2020, hereby irrevocably authorize Guangzhou Yatsen Global Co., Ltd. (the “WFOE”) to exercise the following rights with respect to My Equity Interest during the valid term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my sole proxy and attorney in relation to all matters concerning My Equity Interest, including without limitation to: 1) execute and deliver any written resolutions in the name and on behalf of the Existing Shareholders; 2) vote in person or by proxy on any matter to be discussed at the Company’s shareholder meetings (including but not limited to sale, transfer, mortgage, pledge or dispose of any or all of the Company’s assets); 3) sell, transfer, pledge or dispose of any or all of the equity interest in the Company; 4) nominate, appoint or remove directors of the Company, if necessary; 5) supervise the performance of the Company; 6) access to the Company’s financial information at any time; 7) institute shareholders litigations or other legal actions against any director or senior officer of the Company where such director or senior officer’s conduct prejudices the interests of the Company or the Existing Shareholders; 8) approve the annual budget or declare dividend distribution; and 9) any other rights conferred on the Existing Shareholders by the Company’s articles of association or relevant laws and regulations.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the powers under this Power of Attorney, to be authorized to execute the transfer agreements set forth in the Exclusive Call Option Agreement on my behalf (when I am required to be a party to such agreements), and to be authorized to perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which I am a party, both executed on the same date hereof.

All the actions related to My Equity Interest conducted by the WFOE shall be deemed as my own actions, and all the documents executed by the WFOE shall be deemed to be executed by myself. The WFOE can act in its sole discretion in performing the foregoing actions without prior consent from me, and I hereby acknowledge and approve such actions conducted and/or documents executed by the WFOE.

The WFOE is entitled to, in its sole discretion, to sub-authorize or transfer its rights in relation to the foregoing matters to any other person or entity, without prior notifying me or obtaining consent from me.

During my term as a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously valid from the date of execution, unless otherwise instructed by the WFOE in writing. Upon reception of written notice from the WFOE that it wants to terminate this Power of Attorney in whole or in part, I shall immediately withdraw my entrustment and authorization hereby. And execute a power of attorney in the same form as this Power of Attorney to authorize and entrust other persons designated by the WFOE the same matters covered in this Power of Attorney.

Throughout the valid term of this Power of Attorney, I hereby waive all the rights associated with My Equity Interest, which have been authorized to the WFOE herein, and shall not be exercised by myself.

[SIGNATURE PAGE FOLLOWS]

[Signature Page to Power of Attorney]

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the date first above written.

Name: Jinfeng HUANG

By:	/s/ Jinfeng HUANG

Power of Attorney

This signing Party, Huiyue (Guangzhou) Trading Limited Partnership, a limited partnership established under the laws of the People’s Republic of China (the “PRC” or “China”) with Unified Social Credit Code 91440101MA5CWX3R1U, the holder certain registered capital of Huizhi Weimei (Guangzhou) Trading Co., Ltd. (the “Company”) (“This Party’s Equity Interest”, including the equity interest acquired by this signing Party in the Company through capital increase, equity transfer or other methods after the execution of this Agreement), on October 28, 2020, hereby irrevocably authorizes Guangzhou Yatsen Global Co., Ltd. (the “WFOE”) to exercise the following rights with respect to This Party’s Equity Interest during the valid term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of this Party as its sole proxy and attorney in relation to all matters concerning This Party’s Equity Interest, including without limitation to: 1) execute and deliver any written resolutions in the name and on behalf of the Existing Shareholders; 2) vote in person or by proxy on any matter to be discussed at the Company’s shareholder meetings (including but not limited to sale, transfer, mortgage, pledge or disposition of any or all of the Company’s assets); 3) sell, transfer, pledge or dispose of any or all of the equity interest in the Company; 4) nominate, appoint or remove directors of the Company, if necessary; 5) supervise the performance of the Company; 6) access to the Company’s financial information at any time; 7) institute shareholder litigations or other legal actions against any director or senior officer of the Company where such director or senior officer’s conduct prejudices the interests of the Company or the Existing Shareholders; 8) approve the annual budget or declare dividend distribution; and 9) any other rights conferred on the Existing Shareholders by the Company’s articles of association or relevant laws and regulations.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the powers under this Power of Attorney, to be authorized to execute the transfer agreements set forth in the Exclusive Call Option Agreement on this Party’s behalf (when this Party is required to be a party to such agreements), and to be authorized to perform the terms of the Equity Pledge Agreement and the Exclusive Call Option Agreement to which this Party is a party, both executed on the same date hereof.

All the actions related to This Party’s Equity Interest conducted by the WFOE shall be deemed as this Party’s own actions, and all the documents executed by the WFOE shall be deemed to be executed by this Party itself. The WFOE may act in its sole discretion in performing the foregoing actions without prior consent from this Party, and this Party hereby acknowledges and approves such actions conducted and/or documents executed by the WFOE.

The WFOE is entitled to, in its sole discretion, to sub-authorize or transfer its rights in relation to the foregoing matters to any other person or entity, without prior notifying or obtaining consent from this Party.

During the term that this Party is a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously valid from the date of execution, unless otherwise instructed by the WFOE in writing. Upon reception of written notice from the WFOE that it wants to terminate this Power of Attorney in whole or in part, this Party shall immediately withdraw its entrustment and authorization hereby. And execute a power of attorney in the same form as this Power of Attorney, to authorize and entrust other persons designated by the WFOE the same matters covered in this Power of Attorney.

Throughout the valid term of this Power of Attorney, this Party hereby waives all the rights associated with This Party’s Equity Interest, which have been authorized to the WFOE herein, and shall not be exercised by itself.

[SIGNATURE PAGE FOLLOWS]

[Signature Page to Power of Attorney]

IN WITNESS WHEREOF, I have executed this Power of Attorney as of the date first above written.

Huiyue (Guangzhou) Trading Limited Partnership
(Seal)

By:	/s/ Jinfeng HUANG
Name: Jinfeng HUANG
Title: Authorized Signatory